                                                                               .
                                                                               .
                                                                               .

                       DVI RECEIVABLES XVIII L.L.C. 2002-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 12, 2003

I.  RECONCILIATION OF COLLECTION ACCOUNT:

End of Period Collection Account Balance as of Prior Payment Date:                                                      1,795,517.06
Available Funds:
  Contract Payments due and received in this period                                                                     7,881,722.30
  Contract Payments due in prior period(s) and received in this period                                                    383,166.76
  Contract Payments received in this period for next period                                                               460,178.60
  Sales, Use and Property Tax, Maintenance, Late Charges                                                                  267,574.61
  Prepayment Amounts related to early termination in this period                                                        2,033,146.47
  Servicer Advance                                                                                                        892,466.66
  Proceeds received from recoveries on previously Defaulted Contracts                                                           0.00
  Transfer from Reserve Accounts                                                                                            9,916.03
  Interest earned on Collection Account                                                                                     4,874.65
  Interest earned on Affiliated Account                                                                                     1,276.10
  Proceeds from repurchase of Contracts per Contribution and Servicing Agreement Section 5.03                                   0.00
  Amounts paid per Contribution and Servicing Agreement Section 7.01 (Substituted contract < Predecessor contract)              0.00
  Due from Bank of America Derivative Settlement                                                                                0.00
  Any other amounts                                                                                                             0.00

                                                                                                                      --------------
Total Available Funds                                                                                                  13,729,839.24
Less: Amounts to be Retained in Collection Account                                                                      1,961,500.91
                                                                                                                      --------------
AMOUNT TO BE DISTRIBUTED                                                                                               11,768,338.33
                                                                                                                      ==============

Distribution of Funds:
  1. To Trustee -  Fees                                                                                                         0.00
  2. To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                                           383,166.76
  3. To Bank of America Derivative Settlement                                                                             255,009.64
  4. To Noteholders (For Servicer Report immediately following the Final Additional Closing Date)
         a) Class A1 Principal and Interest                                                                             8,724,237.06
         a) Class A2a Principal (distributed after A1 Note matures) and Interest                                           33,583.33
         a) Class A2b Principal (distributed after A1 Note matures) and Interest                                           40,833.34
         a) Class A3a Principal (distributed after A2 Note matures) and Interest                                          319,052.00
         a) Class A3b Principal (distributed after A2 Note matures) and Interest                                          258,000.00
         b) Class B Principal and Interest                                                                                166,648.09
         c) Class C Principal and Interest                                                                                340,644.01
         d) Class D Principal and Interest                                                                                222,655.37
         e) Class E Principal and Interest                                                                                311,375.66
  5.   To Reserve Account for Requirement per Indenture Agreement Section 3.08                                                  0.00
  6.   To Issuer - Residual Principal and Interest and Reserve Account Distribution
         a) Residual Interest (Provided no Restricting or Amortization Event in effect)                                   172,120.61
         b) Residual Principal (Provided no Restricting or Amortization Event in effect)                                        0.00
         c)  Reserve Account Distribution (Provided no Restricting or Amortization Event in effect)                         9,916.03
  7.   To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and Any Other Amounts                         273,725.36
  8.   To Servicer, Servicing Fee and other Servicing Compensations                                                       257,371.07
                                                                                                                      --------------
TOTAL FUNDS DISTRIBUTED                                                                                                11,768,338.33
                                                                                                                      ==============

End of Period Collection Account Balance {Includes Payments in Advance & Restricting Event Funds (if any)}              1,961,500.91
                                                                                                                      ==============

II. RESERVE ACCOUNT

Beginning Balance                                                                                                     $11,560,273.87
      - Add Investment Earnings                                                                                             9,916.03
      - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                          0.00
      - Less Distribution to Certificate Account                                                                            9,916.03
                                                                                                                      --------------
End of period balance                                                                                                 $11,560,273.87
                                                                                                                      ==============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                            $11,560,273.87
                                                                                                                      ==============

                       DVI RECEIVABLES XVIII L.L.C. 2002-2
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 12, 2003

III.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                 Pool A                                  303,403,647.94
                 Pool B                                   57,595,880.67
                                                         --------------
                                                                                      360,999,528.61
Class A Overdue Interest, if any                                   0.00
Class A Monthly Interest - Pool A                            577,777.96
Class A Monthly Interest - Pool B                            109,681.05

Class A Overdue Principal, if any                                  0.00
Class A Monthly Principal - Pool A                         6,588,910.60
Class A Monthly Principal - Pool B                         2,099,336.12
                                                         --------------
                                                                                        8,688,246.72
Ending Principal Balance of the Class A Notes
                 Pool A                                  296,814,737.34
                 Pool B                                   55,496,544.55
                                                         --------------             ----------------
                                                                                      352,311,281.89
                                                                                    ================

----------------------------------------------------------------------------------------------------
Interest Paid Per $1,000                        Principal Paid Per $1,000           Ending Principal
Original Face $406,920,000                      Original Face $406,920,000          Balance Factor
       $ 1.689421                                       $ 21.351240                    86.579987%
----------------------------------------------------------------------------------------------------

IV.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                    Class A1                                      25,799,528.61
                    Class A2a                                     25,000,000.00
                    Class A2b                                     25,000,000.00
                    Class A3a                                    199,200,000.00
                    Class A3b                                     86,000,000.00
                                                                 --------------

Class A Monthly Interest                                                                     360,999,528.61
                    Class A1 (Actual Number Days/360)                 35,990.34
                    Class A2a (Actual Number Days/360)                33,583.33
                    Class A2b                                         40,833.34
                    Class A3a (Actual Number Days/360)               319,052.00
                    Class A3b                                        258,000.00
                                                                 --------------

Class A Monthly Principal
                    Class A1                                       8,688,246.72
                    Class A2a                                              0.00
                    Class A2b                                              0.00
                    Class A3a                                              0.00
                    Class A3b                                              0.00
                                                                 --------------
                                                                                               8,688,246.72
Ending Principal Balance of the Class A Notes
                    Class A1                                      17,111,281.89
                    Class A2a                                     25,000,000.00
                    Class A2b                                     25,000,000.00
                    Class A3a                                    199,200,000.00
                    Class A3b                                     86,000,000.00
                                                                                             --------------
                                                                                             352,311,281.89
                                                                                             ==============

Class A1

----------------------------------------------------------------------------------------------------
Interest Paid Per $1,000                        Principal Paid Per $1,000           Ending Principal
Original Face $71,720,000                       Original Face $71,720,000           Balance Factor
     $ 0.501817                                       $ 121.141198                     23.858452%
----------------------------------------------------------------------------------------------------

                       DVI RECEIVABLES XVIII L.L.C. 2002-2
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 12, 2003

V.   CLASS B NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class B Notes
                      Pool A                                   5,174,533.86
                      Pool B                                     982,294.83
                                                               ------------
                                                                                    6,156,828.69

Class B Overdue Interest, if any                                       0.00
Class B Monthly Interest - Pool A                                 15,523.60
Class B Monthly Interest - Pool B                                  2,946.88
Class B Overdue Principal, if any                                      0.00
Class B Monthly Principal - Pool A                               112,373.54
Class B Monthly Principal - Pool B                                35,804.07
                                                               ------------
                                                                                      148,177.61
Ending Principal Balance of the Class B Notes
                      Pool A                                   5,062,160.32
                      Pool B                                     946,490.76
                                                               ------------         ------------
                                                                                    6,008,651.08
                                                                                    ============

----------------------------------------------------------------------------------------------------
Interest Paid Per $1,000                        Principal Paid Per $1,000           Ending Principal
Original Face $6,940,000                        Original Face $6,940,000            Balance Factor
     $ 2.661452                                       $ 21.351241                      86.579987%
----------------------------------------------------------------------------------------------------

VI.   CLASS C NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class C Notes
                       Pool A                               10,341,611.61
                       Pool B                                1,963,174.24
                                                            -------------
                                                                                   12,304,785.85

Class C Overdue Interest, if any                                     0.00
Class C Monthly Interest - Pool A                               37,402.16
Class C Monthly Interest - Pool B                                7,100.15
Class C Overdue Principal, if any                                    0.00
Class C Monthly Principal - Pool A                             224,585.15
Class C Monthly Principal - Pool B                              71,556.55
                                                            -------------
                                                                                      296,141.70
Ending Principal Balance of the Class C Notes
                       Pool A                               10,117,026.46
                       Pool B                                1,891,617.69
                                                            -------------          -------------
                                                                                   12,008,644.15
                                                                                   =============

---------------------------------------------------------------------------------------------------
Interest Paid Per $1,000                        Principal Paid Per $1,000          Ending Principal
Original Face $13,870,000                       Original Face $13,870,000          Balance Factor
      $ 3.208530                                       $ 21.351240                   86.579987%
---------------------------------------------------------------------------------------------------

                       DVI RECEIVABLES XVIII L.L.C. 2002-2
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 12, 2003

VII.   CLASS D NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class D Notes
                       Pool A                                         6,896,893.11
                       Pool B                                         1,309,254.64
                                                                    --------------
                                                                                                 8,206,147.75

Class D Overdue Interest, if any                                              0.00
Class D Monthly Interest - Pool A (Actual Number Days/360)               21,142.81
Class D Monthly Interest - Pool B (Actual Number Days/360)                4,013.59
Class D Overdue Principal, if any                                             0.00
Class D Monthly Principal - Pool A                                      149,777.41
Class D Monthly Principal - Pool B                                       47,721.56
                                                                    --------------
                                                                                                   197,498.97
Ending Principal Balance of the Class D Notes
                       Pool A                                         6,747,115.70
                       Pool B                                         1,261,533.08
                                                                    --------------             --------------
                                                                                                 8,008,648.78
                                                                                               ==============

--------------------------------------------------------------------------------------------------
Interest Paid Per $1,000                     Principal Paid Per $1,000            Ending Principal
Original Face $9,250,000                     Original Face $9,250,000             Balance Factor
     $ 2.719611                                   $ 21.351240                       86.579987%
--------------------------------------------------------------------------------------------------

VIII.   CLASS E NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class E Notes
                        Pool A                                        8,619,252.36
                        Pool B                                        1,636,214.43
                                                                      ------------
                                                                                               10,255,466.79

Class E Overdue Interest, if any                                              0.00
Class E Monthly Interest - Pool A (Actual Number Days/360)               54,255.80
Class E Monthly Interest - Pool B (Actual Number Days/360)               10,299.52
Class E Overdue Principal, if any                                             0.00
Class E Monthly Principal - Pool A                                      187,181.28
Class E Monthly Principal - Pool B                                       59,639.06
                                                                      ------------
                                                                                                  246,820.34
Ending Principal Balance of the Class E Notes
                        Pool A                                        8,432,071.08
                        Pool B                                        1,576,575.37
                                                                      ------------             -------------
                                                                                               10,008,646.45
                                                                                               =============

---------------------------------------------------------------------------------------------------------------
Interest Paid Per $1,000                                  Principal Paid Per $1,000            Ending Principal
Original Face $11,560,000                                 Original Face $11,560,000            Balance Factor
     $ 5.584370                                                 $ 21.351240                       86.579987%
---------------------------------------------------------------------------------------------------------------

                       DVI RECEIVABLES XVIII L.L.C. 2002-2
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 12, 2003

IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE

Beginning Residual Principal Balance
                       Pool A                   11,377,024.07
                       Pool B                    2,493,930.77
                                                -------------
                                                                          13,870,954.84

Residual Interest - Pool A                         146,214.65
Residual Interest - Pool B                          25,905.96
Residual Principal - Pool A                              0.00
Residual Principal - Pool B                              0.00
                                                -------------
                                                                                   0.00
Ending Residual Principal Balance
                       Pool A                   11,377,024.07
                       Pool B                    2,493,930.77
                                                -------------            --------------
                                                                          13,870,954.84
                                                                         ==============

X.   PAYMENT TO SERVICER

 - Collection period Servicer Fee                                            257,371.07
 - Servicer Advances reimbursement                                           383,166.76
 - Tax, Maintenance, Late Charges, Bank Interest and other amounts           273,725.36
                                                                         --------------
Total amounts due to Servicer                                                914,263.19
                                                                         ==============

                       DVI RECEIVABLES XVIII L.L.C. 2002-2
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 12, 2003

XI.   Aggregate Discounted Contract Balance

Pool A
      Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
        beginning of the related Collection Period                                                               345,812,962.98

      Aggregate Discounted Contract Balance of Additional Contracts acquired during
        Collection Period                                                                                                   0.00

      Decline in Aggregate Discounted Contract Balance                                                              7,262,827.97

      Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                           ---------------
        ending of the related Collection Period                                                                   338,550,135.01
                                                                                                                 ===============

      Components of Decline in Aggregate Discounted Contract Balance:
        - Principal portion of Contract Payments and Servicer Advances                          5,595,960.42

        - Principal portion of Prepayment Amounts                                               1,666,867.55

                                                                                              --------------
                           Total Decline in Aggregate Discounted Contract Balance               7,262,827.97
                                                                                              ==============

Pool B
      Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
        beginning of the related Collection Period                                                                 65,980,749.56

      Aggregate Discounted Contract Balance of Additional Contracts acquired during
        Collection Period                                                                                                   0.00

      Decline in Aggregate Discounted Contract Balance                                                              2,314,057.37

      Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                           ---------------
        ending of the related Collection Period                                                                    63,666,692.19
                                                                                                                 ===============

      Components of Decline in Aggregate Discounted Contract Balance:
        - Principal portion of Contract Payments and Servicer Advances                         1,954,178.18

        - Principal portion of Prepayment Amounts                                                 359,879.19

                                                                                              --------------
                        Total Decline in Aggregate Discounted Contract Balance                  2,314,057.37
                                                                                              ==============

                                                                                                                 ---------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                 402,216,827.20
                                                                                                                 ===============

                       DVI RECEIVABLES XVIII L.L.C. 2002-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 12, 2003

XIII.    CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

POOL A

                                                                                                           Predecessor
                                                                           Discounted      Predecessor     Discounted
Lease #                       Lessee Name                                 Present Value      Lease #      Present Value
-----------------------------------------------------------------         -------------    -----------   ---------------
                                 NONE
                                                                              -----                      ---------------
                                                               Totals:        $0.00                      $          0.00

a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                 $          0.00
b) ADCB OF POOL A AT CLOSING DATE                                                                        $379,271,695.85
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                    0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                                     $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                      $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02   $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD       YES  NO X
                                                                             ---  ----

         POOL B

                                                                                                           Predecessor
                                                                           Discounted      Predecessor     Discounted
Lease #                       Lessee Name                                 Present Value      Lease #      Present Value
----------------------------------------------------------------------    -------------    -----------   ---------------
                                 NONE
                                                                              -----                      ---------------
                                                               Totals:        $0.00                      $          0.00

a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                 $          0.00
b) ADCB OF POOL B AT CLOSING DATE                                                                        $ 83,139,258.99
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                                      0.00%

       * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                                    $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                     $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02  $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD       YES  NO X
                                                                             ---  ----

                       DVI RECEIVABLES XVIII L.L.C. 2002-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 12, 2003

XIV. Cumulative Detail of Substituted Contracts - Non-Performing (Pool A) & General Rights (Pool B)

POOL A - NON-PERFORMING

                                                                                                           Predecessor
                                                                           Discounted      Predecessor     Discounted
Lease #                       Lessee Name                                 Present Value      Lease #      Present Value
----------------------------------------------------------------------    -------------    -----------   ---------------
                                 NONE                                          $          0.00
                                                                             -----                       ---------------
                                                               Totals:       $0.00                       $          0.00

a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                                     0.00
b) ADCB OF POOL A AT CLOSING DATE                                                                        $379,271,695.85
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                    0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                                      $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                       $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02    $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD       YES    NO X
                                                                             ----   ----

         POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS

                                                                                                           Predecessor
                                                                           Discounted      Predecessor     Discounted
Lease #                       Lessee Name                                 Present Value      Lease #      Present Value
----------------------------------------------------------------------    -------------    -----------   ---------------
                                 None
                                                                             -----                       ---------------
                                                               Totals:       $0.00                       $          0.00

a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                             $         0.00
b) ADCB OF POOL B AT CLOSING DATE                                                                        $ 83,139,258.99
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                    0.00%

       * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS), THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                                     $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                      $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02   $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD       YES    NO X
                                                                             ---    ----

                       DVI RECEIVABLES XVIII L.L.C. 2002-2
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE JUNE 12, 2003

XV.      POOL PERFORMANCE MEASUREMENTS

1.   AGGREGATE DISCOUNTED CONTRACT BALANCE

     Contracts Delinquent > 90 days                      TOTAL OUTSTANDING CONTRACTS
     This Month                            3,154,268.78  This Month                    402,216,827.20
     1 Month Prior                         3,618,717.33  1 Month Prior                 411,793,712.54
     2 Months Prior                        1,380,590.27  2 Months Prior                420,688,322.12

     Total                                 8,153,576.38  Total                       1,234,698,861.86

     a) 3 MONTH AVERAGE                    2,717,858.79  b) 3 MONTH AVERAGE            411,566,287.29

     c) a/b                                        0.66%

2.   Does a Delinquency Condition Exist
     (1c > 6% )?
                                                                                                         Yes                  No  X
                                                                                                            -----------------   ----
3.   Restricting Event Check

     A. A Delinquency Condition exists for
        current period?                                                                                  Yes                  No  X
                                                                                                            -----------------   ----

     B. An Indenture Event of Default has
        occurred and is then continuing?                                                                 Yes                  No  X
                                                                                                            -----------------   ----

4.   Has a Servicer Event of Default occurred?
                                                                                                         Yes                  No  X
                                                                                                            -----------------  -----

5.   Amortization Event Check

     A. Is 1c  > 8% ?                                                                                    Yes                  No  X
                                                                                                            -----------------   ----
     B. Bankruptcy, insolvency, reorganization;
         default/violation of any covenant or
         obligation not remedied within 90
         days?                                                                                           Yes                  No  X
                                                                                                            -----------------   ----
     C. As of any Determination date, the sum
         of all defaulted contracts since the
         Closing date exceeds 6% of the ADCB
         on the Closing Date?                                                                            Yes                  No  X
                                                                                                            -----------------  -----

6.   Aggregate Discounted Contract Balance at
       Closing Date                                                                                   Balance $454,734,535.69
                                                                                                              ----------------

     DELINQUENT LEASE SUMMARY
               Days Past Due                Current Pool Balance      # Leases
               -------------                --------------------      --------
                 31 - 60                       22,571,563.23             42
                 61 - 90                        8,052,625.25             21
                91 - 180                        3,154,268.78             25